MAINSTAY VP SERIES FUND, INC.

MainStay VP Cash Management Portfolio

Supplement dated June 10, 2009 (“Supplement”)
to the Statement of Additional Information dated May 1, 2009 (“SAI”)

This Supplement updates certain information contained in the above-dated SAI for the MainStay VP Cash Management Portfolio (“Portfolio”).  You may obtain copies of the Portfolio’s Prospectus and SAI free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010. These documents are also available via the Portfolio's website at mainstayinvestments.com.  Please review this important information carefully.

The third paragraph of the Portfolio description on page 3 of the SAI under the section entitled “Additional Information About the Portfolios” is hereby revised as follows:

Consistent with the provisions of Rule 2a-7 under the 1940 Act, the Portfolio invests in U.S. dollar-denominated money market instruments that present minimal credit risk. The Manager shall determine whether a security presents minimal credit risk under procedures adopted by the Portfolio's Board. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Manager, under procedures approved by the Board, shall promptly reassess whether such security presents minimal credit risk and shall recommend to the Valuation Committee of the Board (the "Valuation Committee") that the Portfolio take such action as it determines is in the best interest of the Portfolio and its shareholders. The Valuation Committee, after consideration of the recommendation of the Manager and such other information as it deems appropriate, shall cause the Portfolio to take such action as it deems appropriate, and shall report promptly to the Board the actions taken by the Portfolio and the reasons for such actions.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.